SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     January 15, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


California                         333-24111                     33-0745418
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)



wncnat6-10/002

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired a Local Limited Partnership Interest in El Reno Housing Associates Limited Partnership, an Oklahoma limited partnership ("EL RENO"), and is expected to acquire a Local Limited Partnership Interest in each of Hughes Villas, L.P., an Arkansas limited partnership ("HUGHES") and Mark Twain Senior Community, L.P., a California limited partnership ("MARK TWAIN"). EL RENO, HUGHES and MARK TWAIN are sometimes referred to hereinafter as the Local Limited Partnerships. EL RENO owns the Ashton Place Retirement Community Apartments in El Reno, Oklahoma; HUGHES owns the Hughes Villas Apartments in Hughes, Arkansas; and MARK TWAIN owns the Mark Twain Senior Community Apartments in Oakland, California.

         The following tables contain information concerning the Apartment Complexes and the Local Limited Partnerships identified herein:


                                                                                                              LOCAL
                                           ACTUAL OR                                                          LIMITED       YEAR
                                           ESTIMATED     ESTIMATED                                PERMANENT   PARTNERSHIP'S CREDITS
               PROJECT                     CONSTRUC-     DEVELOPMENT                              MORTGAGE    ANTICIPATED   TO BE
LOCAL          NAME AND                    TION          COST          NUMBER OF      BASIC       LOAN        AGGREGATE     FIRST
LIMITED        NUMBER OF    LOCATION OF    COMPLETION    (INCLUDING    APARTMENT      MONTHLY     PRINCIPAL   TAX CREDITS   AVAIL-
PARTNERSHIP    BUILDINGS    PROPERTY       DATE          LAND COST)    UNITS          RENTS       AMOUNT      (1)           ABLE

EL RENO        Ashton Place El Reno        August 1998   $5,266,619    60 1BR units   $387        $2,403,000   $4,406,656    1999
               Retirement   (Canadian                                  40 2BR units   $462        GAC(3)
               Community    County),
               Apartments   Oklahoma

               26 buildings (2)
HUGHES         Hughes Villa Hughes         September     $1,000,021    20 2BR units   $398        $384,000     $395,600      1997
               Apartments   (St. Francis   1996                                                   ADFA (4)
                            County),
               4 buildings  Arkansas                                                              $384,015
                                                                                                  RD (5)

MARK TWAIN     Mark Twain   Oakland        July 1996     $2,564,670    100 Efficiency $338-$407   $1,200,000   $1,030,239    1998
               Senior        (Alameda                                  6 1BR units    $415        HSA (7)
               Community     County),
               Apartments    California                                                           $295,957
                                                                                                  RACO(8)
               3 buildings
               (2)(6)


         (1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 5 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 5 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

         (2) Property designed for senior citizens.

         (3) Greystone & Co. ("GAC") will provide the mortgage loan for a term of 18 years at an annual interest rate of 7.8%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

         (4) Arkansas Development Finance Authority ("ADFA") will provide the first mortgage loan for a term of 30 years at an annual interest rate of 6%. Principal and interest will be payable monthly, based on a 30-year amortization schedule.

         (5) Rural Development ("RD") will provide the second mortgage loan for a term of 50 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 50-year amortization schedule.

         (6) Rehabilitation property.



                                       2



         (7) Home Savings of America ("HSA") will provide the first mortgage loan for a term of 15 years at an annual interest rate of 8.72%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

         (8) Redevelopment Agency of the City of Oakland ("RACO") will provide the second mortgage loan for a term of 30 years at an annual interest rate of 6%. Principal and interest will be payable from cash flow, based on a 30- year amortization schedule. Outstanding principal will be due upon maturity.

El Reno (EL RENO): El Reno (population 16,000) is in Canadian County, in central Oklahoma, at the intersection of Interstate Highway 40 and U.S. Highway 81, approximately eight miles from the Oklahoma City limits and approximately 27 miles from the center of Oklahoma City. The major employers for El Reno residents are Federal Aviation Administration, CMI Corporation and Mustang Independent Schools.

Hughes (HUGHES): Hughes (population 1,800) is in St. Francis County, in east-central Arkansas, at the intersection of U.S. Highway 79 and State Highway 38, approximately 25 miles southwest of Memphis, Tennessee. The major employers for Hughes residents are Arkansas Sock and Rag and Bill's Dollar Store.

Oakland (MARK TWAIN): Oakland (population 376,000) is in Alameda County in northern California, approximately 10 miles east of San Francisco. The major employers for Oakland residents are Kaiser Permanente, New United Motor Manufacturing, Inc. and the Port of Oakland.



                                                                                           SHARING RATIOS:              ESTIMATED
                                                                                           ALLOCATIONS (4)  SERIES 5's  ACQUISITION
                                                           LOCAL GENERAL                   AND              CAPITAL     FEES PAYABLE
LOCAL          LOCAL                                       PARTNER        SHARING          SALE OR          CONTRI-     TO FUND
LIMITED        GENERAL              PROPERTY               DEVELOPMENT    RATIOS:          REFINANCING      BUTION      MANAGER
PARTNERSHIP    PARTNER              MANAGER (1)            FEE (2)        CASH FLOW (3)    PROCEEDS  (5)    (6)
-------------- -------------------- ----------------       -------------- --------------   ---------------- ---------- -------------

EL RENO        Cowen Properties,    Insignia Resident      $689,212       WNC: Greater of  99.98/.01/.01    $3,039,985   $282,000
               Inc.                 Group, L.P.                           20% or $4,000    40/60
                                                                          LGP: 70%
                                                                          The balance:
                                                                          40/60

HUGHES         Billy Bunn           Southland Management   $161,000       LGP: $1,000      99/1             $215,000     $20,000
                                    Co.                                   The balance:     50/50
                                                                          50/50


MARK TWAIN     Thomas P. Lam        Professional Apar      $155,000       WNC:Greater of   98.99/.01/1      $683,290     $63,000
                                    Management                            15%or $7,000     50/50
                                                                          LGP: 50%
                                                                          The balance:
                                                                          50/50

(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.



                                       3



(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) except in the case of HUGHES, WNC Housing, L.P., an Affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 5, and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: with respect to EL RENO and MARK TWAIN, the capital contribution of Series 5; the capital contribution of the special limited partner; and the capital contribution of the Local General Partner; and, with respect to HUGHES, 5% of sale or refinancing proceeds to the Local General Partner.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  To be filed upon availability.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, September 30, 1997
                  Proforma Statement of Operations for the Period July 15, 1997 to September 30, 1997
                  Notes to Proforma Financial Statements

          c.      Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of El Reno Housing Associates Limited Partnership

                  10.2 Second Amended and Restated Agreement of Limited Partnership of Hughes Villas Limited
                           Partnership

                  10.3 First Amendment to Second Amended and Restated Agreement of Limited Partnership of
                           Hughes Villas Limited Partnership

                  10.4 Amended and Restated Agreement of Limited Partnership of Mark Twain Senior Community Limited Partnership

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1997


                                     ASSETS

                         Historical           Proforma          Proforma
                         Balance           Adjustments          Balance

Cash                    $2,158,837           $6,152,680
                                               (504,805)
                                                117,840        $7,924,552

Subscriptions
receivable                 689,000             (117,840)          571,160

Investment in
limited partnerships       231,569           10,708,711
                                                504,805        11,445,085

Other assets                   129                    0               129
                               ---                    -               ---

                        $3,079,535          $16,861,391       $19,940,926
                         ==========          ==========       ==========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Notes payable to
limited partnerships              $         $10,708,711        $10,708,711
                                                                        -
Accrued fees and expenses
due to general partner and
affiliates                  239,578                   0            239,578
                            -------         -----------            -------
                            239,578          10,708,711         10,948,289
                            -------         ------------        ----------

PARTNERS' EQUITY
  General partner            (3,371)            (10,286)           (13,657)
  Original limited partner    1,000                                  1,000
  Limited partners        2,842,328            6,162,966         9,005,294
                          ---------            ---------         ---------

Total partners' equity    2,839,957            6,152,680         8,992,637
                          ---------            ---------         ---------

                         $3,079,535          $16,861,391       $19,940,926
                         ==========          ===========        ==========



                                   Unaudited
            See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

            For the Period July 15, 1997 (date operations commenced)
                              to September 30, 1997



                                 Historical         Proforma           Proforma
                                 Balance            Adjustments        Balance

Interest income              $       129                              $     129
                              -----------                              --------

Operating expense
Amortization                         289                                    289
Legal and accounting                  43                                     43
                                ---------                           -----------

Total operating expense              332                                    332
                                  -------                              --------

Loss from operations                (203)                                  (203)

Equity in loss
of limited partnerships                -           (24,600)             (24,600)
                               ----------         --------             --------

Net income (loss)              $    (203)        $ (24,600)           $ (24,803)
                                =========         =========           =========



                                   Unaudited
            See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated September 30, 1997. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1997, the Partnership was not admitted as majority limited partner in any limited partnerships. Subsequent to September 30, 1997, the Partnership has acquired a limited partnership interest in five limited partnerships, Chillicothe Plaza Apartments, L.P. (Chillicothe), El Reno Housing Associates Limited Partnership (El Reno), Hughes Villa, L.P. (Hughes), Mark Twain Senior Community, L.P. (Mark Twain) and Spring Valley Terrace Apartments L.L.C. (Spring Valley) and is negotiating to acquire limited partnership interests in four other partnerships. The investments commit the Partnership to capital contributions as follows:


      APT HOUSING THEODORE                                   $    1,312,916
      BRADLEY                                                       532,196
      CHILLICOTHE                                                   981,049
      EL RENO                                                     3,039,985
      HUGHES                                                        235,110
      MARK TWAIN                                                    683,290
      MURFREESBORO                                                  684,474
      SPRING VALLEY                                                 716,254
      TULSA-CRESTVIEW                                             2,523,437
                                                                  ---------

                                                              $  10,708,711

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $6,152,680 reflect the net proceeds from October 1 to January 27, 1998 from issuance of 7,563 units of limited partners? capital ($7,532,795 less notes receivable of $351,500, and commissions and offering costs of $1,028,615.) The third adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $117,840 reflect the collection of subscriptions receivable from the above subscriptions. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $10,708,711 reflect the Partnership's acquisition of the nine limited partnership interests as if the Partnership's date of acquisition was September 30, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $504,805 reflect the acquisition fee for the acquisition of the identified limited partnerships.

Seven of the nine apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hughes Villa and Mark Twain had operations during the period presented (July 15, 1996 to September 30, 1996), and a proforma loss of $24,600 has been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: February 2, 1998               By:      WNC &  Associates, Inc.,
     -----------------                        General Partner

                                              By:      /s/ JOHN B. LESTER, JR.
                                                       John B. Lester, Jr.,
                                                       President

                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of El Reno Housing Associates Limited Partnership

10.2 Second Amended and Restated Agreement of Limited Partnership of Hughes Villas Limited Partnership

10.3 First Amendment to Second Amended and Restated Agreement of Limited Partnership of Hughes Villas Limited Partnership

10.4 Amended and Restated Agreement of Limited Partnership of Mark Twain Senior Community Limited Partnership